Exhibit 99.2

Leaf Group Releases Letter to Shareholders

SANTA MONICA, Calif., July 2, 2020 (GLOBE NEWSWIRE) – Leaf Group Ltd. (NYSE: LEAF), a diversified consumer internet company, today issued the following letter to its shareholders:

Dear Valued Shareholders,

Earlier this week, a group of Leaf Group shareholders (the “Investor Group”) publicized a letter to the Company's Board of Directors expressing concern with Leaf’s business strategy and corporate governance. The Leaf Group Board of Directors will listen to their views and work to engage in a constructive dialogue with them, as we would with any shareholder.

Over the past several years, Leaf Group has been focused on executing its strategy of building digital first brands in high passion categories. We have made significant changes across the organization to strengthen our team, optimize our operations and drive much-improved financial performance.

Strategic Review Being Called for Has Already Been Conducted Exhaustively

On April 15, 2019, we publicly announced the launch of a comprehensive review of all strategic alternatives available to Leaf Group, including a potential sale of the Company, divestitures of certain assets, and various financing alternatives. This review was initiated by the Board at the request of Osmium Partners LLC, with the support of Oak Management and Spectrum Equity, all participants in the Investor Group.

Over the next 13 months, a Special Committee of the Board of Directors and its financial and legal advisors assessed an exhaustive range of alternatives to maximize shareholder value. Leaf Group and its advisors contacted over 160 potential acquirers regarding a possible sale of the Company or certain assets and entered into non-disclosure agreements with 45 of those parties to facilitate discussions. Additionally, Leaf Group and its advisors contacted over 48 companies to discuss financing options and engaged in negotiations with parties concerning potential asset sales.

This process did not yield a single offer for the whole company, and we received just one offer for one of our assets – a wholly inadequate bid for Society6 Group, which is expected to post its best-ever performance in the second quarter of 2020 with year-over-year Gross Transaction Value (“GTV”) growth in excess of 100%. Importantly, two members of the Investor Group—John Hawkins of Generation Partners and Brian Regan of Spectrum Equity— were on Leaf Group’s Board of Directors throughout this exhaustive process, and were briefed frequently on it as it developed. Both Mr. Hawkins and Mr. Regan stepped down from the Company’s Board in May and April 2020, respectively, a full year into the review process, and were fully aware at the time of their respective resignations that Leaf Group had received no offers for the whole company and just one inadequate offer for Society6 Group.

The Board subsequently agreed unanimously to conclude the strategic review process and return the Company’s focus to building digital first brands in high-passion categories. The press release announcing the completion and full results of the strategic review process, issued on May 20, can be viewed online here

https://ir.leafgroup.com/investor-overview/investor-press-releases/press-release-details/2020/Leaf-Group-Announces-Conclusion-of-Strategic-Review/default.aspx.

While the Investor Group is calling for Leaf to conduct this process again, investors should know that the review was comprehensive and clearly reaffirmed that the best path forward to create value for all of Leaf Group’s stakeholders is to continue executing on our current business strategy as an independent company.

Record Current Business Performance

Additionally, Leaf Group today separately issued a financial update that underscores the Company’s strong financial position and performance, even despite uncertain macroeconomic trends. The Company’s preliminary second quarter 2020 revenue grew over 35% year-over-year, which would mark the strongest quarterly year-over-year revenue growth rate since the first quarter of 2011. The Company’s revenue for the quarter is also expected to be its highest since fiscal year 2013.This revenue increase reflects strong Marketplaces growth through the end of June 2020, partially offset by lower Media revenue for the quarter. In the second quarter, Society6 Group and Saatchi Art Group both saw significant growth in GTV due to an increase in eCommerce demand and a strong online marketplace presence for both brands. The full financial update can be viewed online here

http://ir.leafgroup.com/investor-overview/investor-press-releases/press-release-details/2020/Leaf-Group-Announces-Preliminary-Second-Quarter-2020-Results.

Leaf Group expects to announce full second quarter financial results in the ordinary course.

Given these impressive results, as well as the significant distraction and cost posed by the 13-month strategic review process that the Company concluded just one month ago, the Board of Directors believes that now is not the time to further distract the management team and Board members and potentially disrupt the Company’s strong performance by re-initiating a strategic review.

Independent Committee of the Board Formed to Engage with the Investor Group

Our Board of Directors takes its fiduciary duties to act in the best interests of all of its shareholders extremely seriously, and has accordingly appointed an Independent Committee of Directors comprised of Beverly Carmichael and Deborah Benton to engage with the Investor Group on this topic. These Directors are fully independent and are not investors in, nor have any business or other relationships with any of the members of the Investor Group or our CEO Sean Moriarty. The Independent Committee has sole decision-making power with respect to this matter.

The primary focus of the Leaf Group Board of Directors is to ensure the long-term success of the Company by acting in the best interest of all Leaf stakeholders. As always, we welcome shareholder input as part of our ongoing efforts to enhance shareholder value and encourage open and productive dialogues with shareholders to ensure the views and perspectives of all of our investors are evaluated accordingly.

Thank you for your continued support of Leaf Group.

About Leaf Group

Leaf Group Ltd. (NYSE: LEAF) is a diversified consumer internet company that builds enduring, digital-first brands that reach passionate audiences in large and growing lifestyle categories, including fitness and wellness (Well+Good, Livestrong.com and MyPlate App), and Home, Art and Design (Saatchi Art, Society6 and Hunker).  For more information about Leaf Group, visit www.leafgroup.com.

Cautionary Information Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements set forth in this communication include, among other things, statements regarding potential synergies achieved from acquisitions, the impact of strategic operational changes and the Company’s future financial performance. In addition, statements containing words such as “guidance,” “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “projections,” “business outlook,” and “estimate” or similar expressions constitute forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. These forward-looking statements involve risks and uncertainties regarding the Company’s future financial performance; could cause actual results or developments to differ materially from those indicated due to a number of factors affecting Leaf Group’s operations, markets, products and services; and are based on current expectations, estimates and projections about the Company’s industry, financial condition, operating performance and results of operations, including certain assumptions related thereto. Potential risks and uncertainties that could affect the Company’s operating and financial results are described in Leaf Group’s annual report on Form 10-K for the fiscal year ending December 31, 2019 filed with the Securities and Exchange Commission (http://www.sec.gov) on March 16, 2020, as such risks and uncertainties may be updated from time to time in Leaf Group’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, including, without limitation, information under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations.” These risks and uncertainties include, among others: risks associated with political and economic instability domestically and internationally including those resulting from the COVID-19 pandemic, which have and could lead to fluctuations in the availability of credit, decreased business and consumer confidence and increased unemployment; the Company’s ability to execute its business plan to return to compliance with the continued listing criteria of the New York Stock Exchange (“NYSE”); the Company’s ability to continue to comply with applicable listing standards within the available cure period; changes by the Small Business Administration or other governmental authorities regarding the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “CARES Act”), the Paycheck Protection Program (“PPP”) or related administrative matters; the Company’s ability to comply with the terms of the PPP loan and the CARES Act, including to use the proceeds of the PPP loan; the Company’s ability to successfully drive and increase traffic to its marketplaces and media properties; changes in the methodologies of internet search engines, including ongoing algorithmic changes made by Google, Bing and Yahoo!; the Company’s ability to attract new and repeat customers and artists to its marketplaces and successfully grow its marketplace businesses; the potential impact on advertising-based revenue from lower ad unit rates, a reduction in online advertising spending, a loss of advertisers, lower advertising yields, increased availability of ad blocking software, particularly on mobile devices and/or ongoing changes in ad unit formats; the Company’s dependence on various agreements with a specific business partner for a significant portion of its advertising revenue; the effects of shifting consumption of media content and online shopping from desktop to mobile devices and/or social media platforms; the Company’s history of incurring net operating losses; the Company’s ability to obtain capital when desired on favorable terms; potential write downs, reserves against or impairment of assets including receivables, goodwill, intangibles (including media content) or other assets; the Company’s ability to effectively integrate, manage, operate and grow acquired businesses; the Company’s ability to retain key personnel; the Company’s ability to prevent any actual or perceived security breaches; the Company’s ability to expand its business internationally; the review of strategic alternatives; the Company’s ability to generate long-term value for its stockholders; and any future actions that may be taken by activist stockholders. From time to time, the Company may consider acquisitions or divestitures that, if consummated, could be material. Any forward-looking statements regarding financial metrics are based upon the assumption that no such acquisition or divestiture is consummated during the relevant periods. If an acquisition or divestiture were consummated, actual results could differ materially from any forward-looking statements. Any forward-looking statement made by the Company in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to revise or update any forward-looking information, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law, and may not provide this type of information in the future.

Investor Contacts

Shawn Milne
Investor Relations
415-264-3419
shawn.milne@leafgroup.com

Media Contacts

John Christiansen/Matt Reid
Sard Verbinnen & Co
415-618-8750/310-201-2040
LeafGroup-SVC@sardverb.com

Sharna Daduk
VP, Communications
Sharna.daduk@leafgroup.com